UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2019

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (ß230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ß240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	IDXX	NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director. On July 16, 2019, the board of directors (the "Board") of IDEXX Laboratories, Inc. (the "Company") elected Sam Samad as an independent Class I Director and member of its Audit Committee effective that date. To effect Mr. Samad’s election as a Class I Director, the Board increased the number of Directors constituting the Board from eight to nine and the number of Class I Directors from two to three. It is expected that Mr. Samad will stand for election by stockholders as a Class I Director at the Company’s 2021 annual meeting of stockholders.

There are no related person transactions (or proposed related person transactions) with respect to Mr. Samad reportable under Item 5.02(d) of Form 8-K and Item 404(a) of Regulation S-K since the beginning of the Company’s last fiscal year.

Mr. Samad will receive the same compensation as is paid to the Company’s other nonemployee Directors as described in the section entitled "Corporate Governance - Director Compensation" in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 25, 2019, which description is incorporated herein by reference. The cash fee to be paid to Mr. Samad in the third quarter of 2019 will be prorated to reflect the effective date of his election to the Board on July 16, 2019. Annual deferred stock unit and stock option grants were made to nonemployee Directors on May 8, 2019, the date of the Company’s 2019 annual meeting of stockholders. Since Mr. Samad was not serving as a Director at that time, such grants will be made to him on September 1, 2019, and the award values will be prorated to reflect the portion of the year during which he will serve on the Board, specifically from the effective date of his election on July 16, 2019 until the Company’s 2020 annual meeting of stockholders.

On July 18, 2019, the Company issued a press release regarding Mr. Samad’s election to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed.

Exhibit No.	Description

99.1	Press Release entitled "IDEXX Laboratories Elects Sam Samad to Board of Directors" and dated July 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: July 18, 2019	By:	/s/ Sharon E. Underberg
Sharon E. Underberg
Corporate Vice President, General Counsel and Secretary